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                                   Exhibit 24

                            DIRECTORS AND OFFICERS OF
                              ROADWAY EXPRESS, INC.

                           DEFERRED COMPENSATION PLAN
                       REGISTRATION STATEMENT ON FORM S-8
                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Roadway Express, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints John M. Glenn and J. Dawson Cunningham, and each of them, his or her true and lawful attorney or attorneys-in-fact, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, to sign on his or her behalf in any and all capacities, pursuant to the Securities Act of 1933, one or more Registration Statements on Form S-8 with respect to the Company's Deferred Compensation Plan, and any and all amendments and exhibits thereto, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any state regulatory authority, including any state securities regulatory board or commission, pertaining to the securities subject to such registrations, granting unto said attorney or attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitutes may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 16th day of June, 1998.

/s/ Michael W. Wickham                                     /s/ Sarah Roush Werner
-------------------------------                            -----------------------------------
Michael W. Wickham                                         Sarah Roush Werner

/s/ Robert E. Mercer
-------------------------------                            -----------------------------------
Robert E. Mercer                                           Dale F. Frey

/s/ Frank P. Doyle
-------------------------------                            -----------------------------------
Frank P. Doyle                                             Carl W. Schafer

/s/ Phillip J. Meek
-------------------------------
Phillip J. Meek
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